Income Tax	12 Months Ended
Dec. 31, 2019
Major components of tax expense (income) [abstract]
INCOME TAX

NOTE 9 - INCOME TAX

The Company and its subsidiary are taxed under Israel tax laws:

A.	Tax rates

The corporate tax rates applicable to 2019, 2018 and 2017 are 23%, 23% and 24%, respectively.

B.	Tax assessments

The Company and its subsidiary have tax assessments that are considered to be final through tax year 2014.

C.	Losses for tax purposes carried forward to future years

As of December 31, 2019, CollPlant Biotechnologies Ltd. and CollPlant Ltd had approximately $4,506, and $50,309, respectively, of net carry forward tax losses which are available to reduce future taxable income with no limited period of use.

D.	Deferred income taxes

	As of December 31,
	2019	2018
In respect of:
Net operating loss carry forward	$12,607	$10,170
Research and development expenses	801	753
Less – valuation allowance	(13,408)	(10,923)
Net deferred tax assets	$-	$-

Realization of deferred tax assets is contingent upon sufficient future taxable income during the period that deductible temporary differences and carry forward losses are expected to be available to reduce taxable income. As the achievement of required future taxable income is not likely, the Company recorded a full valuation allowance.

E.	Reconciliation of theoretical tax expenses to actual expenses

The primary difference between the statutory tax rate of the Company and the effective rate results virtually from the changes in valuation allowance in respect of carry forward tax losses and research and development expenses due to the uncertainty of the realization of such tax benefits.

F.	Uncertain tax positions

As of December 31, 2019 and 2018, the Company does not have a provision for uncertain tax positions.

G.	Roll forward of valuation allowance:

Balance at January 1, 2017	$9,051
Additions	2,104
Balance at December 31, 2017	$11,155
Additions	(232)
Balance at December 31, 2018	$10,923
Additions	2,485
Balance at December 31, 2019	$13,408